Investor Day March 11, 2019 Exhibit 99.1

Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. Safe Harbor Statement

9:00 – 9:15Business Overview 9:15 – 11:00Enterprise Strategy Overview Leverage The Core 9:15 – 10:15 Drive Customer Centricity Expand Global Markets Deliver Innovative Solutions 15 Minute Break Electrification: An Expert Perspective Lead Electric Propulsion 11:00 – 11:30Financial Summary 11:30 – 12:00Questions & Answers Agenda James Kamsickas President & CEO Christophe Dominiak SVP & CTO Jonathan Collins EVP & CFO 10:30 – 11:00

Business Overview

Founded in 1904 2018 sales: $8.1 billion ~36,000 people 25 technical centers 145 33 6 major facilities countries continents customers in countries 141 Dana Snapshot ~15,000 13% increase from prior year

Global Footprint

Mission, Vision, Values Our Mission Our talented people power a customer-centric organization that is continuously improving the performance and efficiency of vehicles and machines around the globe. We will consistently deliver superior products and services to our customers and will generate exceptional value for our shareholders. Our Vision To be the global technology leader in efficient power conveyance and energy-management solutions that enable our customers to achieve their sustainability objectives. Our Values Honesty and Integrity Good Corporate Citizenship Open Communication Continuous Improvement

Business Overview

Markets

Light Vehicles



50%

Commercial Vehicles



29%

Off-Highway



21%

Segments

Light Vehicle Driveline Technologies
40%

Commercial Vehicle Driveline Technologies
28%

Off-Highway Drive and Motion Technologies
20%

Power Technologies
12%

Regions

North America
45%

Europe
28%

South America
6%

Asia Pacific
21%

Technologies / Products

Technologies	Products
Drive	Axles, driveshafts, transmissions, hydraulic wheel and track drives, drive units for electric and hybrid vehicles
Motion	Winches, slew drives, planetary gearboxes, hydraulic pumps, motors and valves, electronic controls
Electrodynamic	Electric motors, generators, power electronics, controls and software
Thermal	Transmission and engine oil cooling, battery and electronics cooling, charge air cooling, and exhaust-gas and heat recovery
Sealing	Gaskets and seals, transmission separator plates, cam covers and oil pan modules, heat shields, and fuel cell plates
Digital	Active and passive system controls, Software as a Service including descriptive and predictive analytics

Sales as of Dec. 31, 2018, including 100% of DDAC.

© 2019 Dana

8

Product Overview


Mechanical
Electrified

Axles

- Drive Axles
- Steer Axles
- AWD System
- Disconnect System
- Planetary Hub Drives

Driveshaft

- Aluminum Driveshafts
- Steel Driveshafts
- Industrial Driveshafts
- Universal Joints
- Constant Velocity Joints

Motion

- Hydraulics & Controls
- Industrial Gearboxes
- Winches
- Slew Drives

Transmission

- Sealing & Cooling
- Active Warm Up
- Transmissions
  - Hydrostatic
  - Hydrodynamic
  - Hydromechanical
  - High Performance

Electromobility

- Electric Motors
- Power Electronics
- Controls & Software
- e-Gearboxes
- Battery Cooling
- Electronics Cooling
- Electric Axles
- Electric Drive Units

© 2019 Dana
9

645,000+ tonnes of CO2 diverted from cities ~12,000 vehicles on the roads today Sustainability Through Electrification ~585 million customer kilometers driven with TM4 motors Over 95,000 tonnes of CO2 saved since 2014 with Dana products

Employee Engagement

Enhances Propulsion Technology Portfolio Oerlikon Drive Systems Acquisition Increases Asian Market Capabilities Delivers Significant Long-Term Value Extends Off-Highway Market Presence

Enterprise Strategy

Exceeding Original 2019 Targets On track to surpass top and bottom line long-term targets by more than 30% sales +$2.4 billion 35% 36% diluted adj. earnings per share +$0.85 adj. EBITDA +$275 million 32% See appendix for comments regarding the presentation of non-GAAP measures

Business Dynamics Market Demand Electrification Adoption Commodities Global Trade ➨ Business Acquisitions

End Market Demand Light Trucks Commercial Vehicle Off-Highway Market Growth Sales & Adjusted EBITDA1 Sales $ in billions Adj. EBITDA $ in millions 1. Today’s outlook includes Oerlikon Drive Systems sales and adjusted EBITDA Increased demand and acquisitions key to exceeding long-term financial targets Today's Outlook +$2.4 +$275 See appendix for comments regarding the presentation of non-GAAP measures ➨

Commodity Costs Steel Aluminum Commodity Cost Increases Specialty Steel Market Prices Today's Outlook $ in millions Positive Change Negative Change Adjusted EBITDA Sales $300M+ Cost Headwinds Delivering 100 bps profit margin expansion in spite of commodity costs ➨

Electrification and Acquisitions

Core Market xEV Adoption[1]



2016 Outlook
Actual
Today's Outlook
Light Trucks
Commercial Vehicle
Off-Highway
2016
2017
2018
2019

Electrification Accomplishments

BPE Electronics	SME	tm4	Ashwoods	Vocis
SINCE 1980s	1980s	1990s	2000s	2000s

500+ patents and applications

4+ decades of electrification expertise

300+ electrification-focused engineers

~12,000 vehicles on the road today

Positioned for significant growth as electrification adoption accelerates

1. Includes BEV, PHEV, and HEV. Off-Highway excludes forklifts and scissor lifts

© 2019 Dana
18

Strategy Evolution

SHIFTING INTO OVERDRIVE	POWERING INTO e-DRIVE
Established enterprise strategy	Refine enterprise strategy
Reversed years of revenue declines	Sustain profitable growth trajectory to ~$10B+
Initiated focus on electrification	Lead electrification as growth vector
Established and exceeded financial targets	Establish new financial targets
Delivered ~$2B+ of sales growth	Deliver another ~$2B+ of sales growth
Expanded profit margin by 100bps	Expand profit margin by another 100bps
Added $100M of adj. FCF	Add ~$200M of adj. FCF and ~$2B through 2023

Strategy to drive sales to ~$10B+ and cumulative adj. FCF of ~$2B by 2023

See appendix for comments regarding the presentation of non-GAAP measures
© 2019 Dana
20

4

Leverage The Core Increase synergies Position portfolio Amplify innovation Utilize capabilities in power conveyance, thermal management, and mechatronics across all three mobility markets to deliver a sustainable competitive advantage

Create Value with Multi-Market Presence Sealing Drive Motion Electrodynamic Digital Thermal Technology investment magnified by shared R&D Cost efficiencies delivered through core technologies Speed of innovation accelerated through knowledge sharing

Core Engineering Driveshafts Axles Shared expertise is leveraged across the enterprise Research and development Product design Application engineering Core technologies spread to all end markets: light and commercial vehicles, off-highway equipment Modular designs applicable to all end markets Supply chain and manufacturing optimized to support all business units Motors GVW Spectrum Common Products

Purchasing and Supply Chain Global commodity buyers leverage common purchases across all segments and regions Matched pairs: engineering and purchasing functions formally teamed to reduce complexity through modular design and use of common parts across end markets International purchasing offices to support and enable global supply chains at the local level Cost per weight analytics deliver competitive value Reduce supply base to leverage economies of scale Forgings Castings Stators & Semiconductors Common Commodities GVW Spectrum

Manufacturing Real-time asset performance management driving 3% productivity improvements Digital scheduling and inventory management enabled through connected manufacturing systems Preventative and predictive maintenance analytics delivering 10% downtime reduction Multiple variant analytics and machine learning reducing energy costs by 5% Industry 4.0 Foundation Time & Methods Operator Guidance Quality Compliance SPC Tracking ERP System Predictive Analytics

Mechanical Technology Historical competence centered around perpendicular transfer of high torque through hypoid gears Brevini and Fairfield acquisitions provide planetary gear capabilities highly relevant for heavy vehicle e-Propulsion Graziano acquisition also delivers leading parallel torque transfer via helical gears highly relevant for light vehicle e-Propulsion Perpendicular Planetary Parallel Acquired Enhanced Gear Products for Electrification

Electrodynamic Technology TM4 delivered high-voltage permanent magnet motors and power electronics SME brings low-voltage induction motor technology with power electronics ODS augments motor and controls capabilities via Ashwoods and VOCIS Creates complete in-house suite of motors and power electronics Decades of combined expertise in electrifying our core markets and 585M km electrically driven Augmented by MMI and sensing technology from Brevini Motor Inverter Controller Acquired Electrodynamic Products

Mechatronics Competence Mechatronics Electro- dynamics Motors Mechanical Power Electronics e-Propulsion Systems Capabilities Full suite of power electronics Inverters Converters Software Controllers Broad range of motor types Permanent magnet Induction Synchronous reluctance Precision mechanical gears Perpendicular, hypoid Parallel, helical Planetary

Thermal Technology Thermal Management for e-Propulsion Developing e-Propulsion systems requires strong thermal management capabilities as motor and inverter temperatures must be managed for optimum performance Thermal competency of Power Technologies is leveraged across business units to enhance their electrified product offerings Integrated cooling system enables greater power density, reduced weight, and smaller packaging Efficient thermal dynamics become increasingly important when motor and inverter are integrated into the axle Product Thermal Image Rotor Motor and Inverter Battery Cold Plate

e-Drive Unit e-Axle Motors Gears Power Electronics Coolers Integrated e-Propulsion Systems

Digital Technology Digitally Enabled Products Digital Services Growth Vectors Physical products are enhanced by digital solutions such as sensors and controls that enable: Remote fleet management Data- and analytics- driven decision making Advanced diagnostics and prognostics Digital service offerings leverage customer and product knowledge to create value through: Digitizing existing manual processes Subscription and value-based revenue models Control of customer experience

Additive Manufacturing Traditional Additive Axle Arm Application Additive manufacturing technology allows for completely new approach to component design, engineering, and manufacturing compared with traditional methods Applicable for tooling and lower volume production and service parts Benefits include: Reduced weight Faster time to market Ability to integrate new functionality Less scrap / waste Axle arm example saw a 28% weight reduction and 50% faster time to market

Create Value with Multi-Market Presence Leveraging the core yields $175M in annual embedded cost synergies Speed of innovation accelerated through knowledge sharing Technology investment magnified by shared R&D Sealing Drive Motion Electrodynamic Digital Thermal Cost efficiencies delivered through core technologies

Drive Customer Centricity Leverage global footprint Engineer solutions Digitize customer experience Drive Customer Centricity 2 Positioned to win more than fair share of drive systems business across all three mobility markets as OEMs deploy capital towards megatrends of mobility, autonomous driving, and digitization

Gain Share Through Customer Centricity Why John Deere Just Spent $305 Million on a Lettuce-Farming Robot September 6, 2017 October 3, 2018 Honda to Invest $2.75 Billion in GM’s Self-Driving Car Unit 1. Europe & North America OE Captive Share1 Electric Digital Mobility Autonomy …and redeploying capital to remain competitive OEMs faced with emerging megatrends… Captive market represents significant opportunity August 27, 2018 Toyota Investing $500 Million in Uber in Driverless-Car Pact February 22, 2019 Daimler and BMW Invest $1.1 Billion in Urban Mobility Services

Global Platforms Key Vehicles Footprint in all four major regions enables light vehicle business to be a leader in the compact truck segment with driveline content on 9 of the top 10 global programs Leveraging global presence in commercial vehicle to build stronger relationships in underserved markets and open new opportunities Off-highway customers are increasingly looking to source from suppliers with multi-region capabilities that can serve high-volume, global programs Ford Ranger Manufacturing Footprint

Customer Relationships Acquisitions bring new customer access across all markets via: Existing programs New electrification wins Complementary footprint Acquired companies leverage Dana capabilities to create new relationships Brevini and ODS acquisitions increase presence in off-highway markets SME and TM4 have strong reputations with key EV integrators and OEMs in the commercial vehicle market ODS gear and e-Propulsion technology for light vehicle market Improved Customer Breadth Through Acquisition

Differentiated Performance Customer Recognition Experienced high level of end-market demand over the last two years Light vehicle up 10% Commercial vehicle up 32% Off-highway up 22% Delivery and quality performance for customers has been exceptional, resulting in multiple customer recognitions Strong performance has led to new business wins and improved data book position, particularly in the commercial vehicle segment

E-Vehicle Level Integration Partner Full Electrified Powertrain Offering e-Propulsion System Battery Management System Customers are requiring complete electric powertrains for multiple vehicle architectures e-Propulsion and battery management systems must be integrated into the vehicle controls to deliver efficient electric powertrains Dana has partnered with integrators and battery suppliers to provide technology solutions for customers and drive adoption of Spicer® Electrified e-Propulsion systems Dana’s tier one position is augmented by system partnership

Hybrid Electric System Partner Class 8 Truck Application Entered strategic partnership with system integrator Hyliion Hyliion system turns a traditional 6x2 truck into a hybrid by adding an electric rear axle, battery, and energy-management system Dana develops / supplies the fully integrated e-Axle for Hyliion’s 6x4HE hybrid system High value proposition to fleets due to lower fuel costs, lower emissions, and lower maintenance

Off Road, High Performance, Formula-e Pushing the Limits to Improve Product Offerings Applications that demand extreme performance drive innovation Direct marketing to high-profile enthusiast markets highlights brands and technology and stimulates pull-through sales Formula-e racing creates brand exposure for TM4 high-voltage motors and power electronics Engineering and supplying of high-performance drivetrains requires a high level of precision automation and cutting-edge technology

Aftermarket ‘All Makes’

Full Driveline Product Offering

Genuine OE	All Makes


SPICER
DRIVETRAIN PRODUCTS
Genuine OE Quality
DANA
SPICER
SELECT
DRIVETRAIN PRODUCTS
Aftermarket Products
DANA

- Extends Spicer aftermarket offering to include **full range** of driveline components including those of competitors
  - Axle gear sets
  - Universal joints
  - Driveshaft end yolks
- Products engineered to provide **dependable performance**
- Product lines are purpose built to **maximize life** of aging vehicles
  - 18-month, 100,000-mile warranty
  - Maximizes aging vehicle uptime
  - Engineered to reduce vibration and noise

© 2019 Dana 45

Aftermarket e-Commerce Platform DanaAftermarket.com Web-based, global platform is leveraged across all mobility market segments to improve customer satisfaction Ease of use helps to reduce vehicle downtime for operators Comprehensive and consistent user experience delivers competitive advantage: Intuitive user interface and intelligent search function drive customer satisfaction Recommendation engine drives sales High-resolution images and complete dimension information

Gain Share Through Customer Centricity Driving customer centricity yields more OEM outsourcing opportunities 1. Europe & North America Electric Digital Mobility Autonomy OEMs faced with emerging megatrends… Why John Deere Just Spent $305 Million on a Lettuce-Farming Robot September 6, 2017 October 3, 2018 Honda to Invest $2.75 Billion in GM’s Self-Driving Car Unit …and redeploying capital to remain competitive August 27, 2018 Toyota Investing $500 Million in Uber in Driverless-Car Pact February 22, 2019 Daimler and BMW Invest $1.1 Billion in Urban Mobility Services OE Captive Share1 Captive market represents significant opportunity

Expand Global Markets Disproportionately invest in capabilities to drive growth in Asia-Pacific market with highest growth rates and earliest electrification adoption Forge partnerships Expand inorganically Grow organically Expand Global Markets 3

Deliver Growth by Investing in APAC xEV1 ICE Units in millions Gaining fair share represents opportunity in APAC markets Mobility markets are growing rapidly in APAC APAC is leading in the adoption of electrification 1. Estimate for China LV and CV markets APAC Production Volume APAC xEV Adoption Opportunity in APAC Global Market APAC APAC Dana Sales

Joint Venture Partners Spicer India Limited: JV with Anand for production and sale of universal joints, driveshafts, light axles, transfer cases, and components for the Indian market Axles India Limited: manufactures axle housings and beams for medium and heavy- duty commercial vehicles DDAC: JV with Dongfeng Motor Co. for R&D, production, and sale of axles for the Chinese bus and truck markets ROC Spicer: JV with Yulon and China Motor Co. for production and sale of gears, transmissions, axles, propshafts, and universal joints for the Chinese market Prestolite e-Propulsion Systems (PEPS): JV with Prestolite Electric Beijing Ltd. for production and sale of electric motors and power electronics for the Asian markets Asian Partnerships DDAC ROC-Spicer Spicer India Axles India

Supplier Partners Key Market Drivers High level of market demand driving need for improved supply chain efficiencies Fostering supplier relations in best cost and quality locations to source components for final assembly in end markets Cost, capacity, and delivery performance while maintaining the highest quality are key to customer satisfaction Flexible, global supply chain across all three end markets allows for rapid response to changing demand External Supply Chain Components Final Assembly

Acquired Internal Supply Key Market Drivers Manufacture components in strategic regions and ship to end markets for final assembly for key high-value products Specialization creates a more efficient supply chain, allowing for improved cost, capacity, and delivery performance while maintaining quality Indian facilities focus on small and medium size component gears for CV and OH applications Brazilian facilities acquired from SIFCO focus on forged and machined components for CV applications such as front steer axles Internal Supply Chain

Acquired Local Market Presence Key Asian Markets Suzhou, Changshu, Shanghai ODS acquisition adds manufacturing plants and tech centers in Asia that serve domestic customers in all end markets Acquisitions further differentiate Dana in domestic markets: Significant Asian manufacturing capacity Local engineering and customer support Experience handling global complexity Opportunity for future domestic growth – two Chinese facilities under construction, and an Indian facility has opportunity for significant expansion Sanand, Noida, Belguam

Organic Local Market Presence Expanding Footprint Experience serving and managing complexity of global customers across multiple regions Expanding, sharing, and optimizing global footprint to drive growth Recent investments include: Chongqing: New plant to produce Dana's most advanced AWD system Yancheng: Expanded planetary drive manufacturing; repurposed 2nd existing facility for thermal products Rayong: Expanded gear capacity for Asia Pacific LV customers Yancheng Rayong Chongqing

Aftermarket Distribution Network Opportunity for expanded growth Enhancing capabilities of local Service and Assembly Centers (SAC) and Product Distribution Centers (PDC) by adding service, sales, and engineering competencies across the globe Expanding SAC footprint for greater customer access Asia Expansion Leveraging strong supply chain Promoting Dana brands Focus on Underserved Regions

Deliver Growth by Investing in APAC Gaining fair share represents opportunity in APAC markets Mobility markets are growing rapidly in APAC 1. Estimate for China LV and CV markets Investment in capabilities yields double-digit organic sales growth in APAC APAC is leading in the adoption of electrification APAC Production Volume APAC xEV Adoption Opportunity in APAC xEV1 ICE Units in millions Global Market APAC APAC Dana Sales

Deliver Innovative Solutions Evolve Enhance Create Physical Digital Deliver Innovative Solutions 4 Capitalize on secular growth trends that expand our addressable market by increasing content per vehicle as physical products evolve toward digital solutions

Increase Content Through Innovation

Engine Downsizing: 2018-2023




≤4 Cylinders ↑ 10%

>4 Cylinders ↓ 13%

AWD Adoption




+20%
10M
12M
2018
2023

Engine **downsizing**, driveline **enhancement** offer significant opportunity

Component Digitization



Control
Sensors
Integration
Main Body Control Valve
Hydraulic Components and Hoses

Digitally enabling our physical products is driving **higher CPV**

Vehicle Management



Load Monitoring



Digital solutions provide **new growth vector**

Source: IHS

© 2019 Dana
60

AdvanTEK® Ultra™ Most efficient axle for automotive application – 30% better than current best-in-class solution Delivers fuel economy savings equivalent to a 200-lb weight reduction as estimated by the EPA Cuts noise in half over traditional design Launching globally on Ford’s transverse AWD vehicle programs Advanced Gear Design Application

AdvanTEK® Heavy Duty Single Axle

Efficient 6x2 Driveline Application


SPICER®
Drivetrain Systems

4x2	6x2	6x4



- Commercial vehicle axle utilizes **AdvanTEK®** gearing technology
- Opportunity for **growth in a key region and with a key customer** in Europe
- **Enables hybrid systems** by converting a 6x2 into a 6x4 configuration by adding an electric rear axle
- **Tailored designs** to match the geographic market in which the vehicle will be used
- Axle **weight reduction** of 60 lbs
- Lower lubricant requirements:
  - Estimated 7 pints fewer
  - Per unit **savings of ~$20**

© 2019 Dana 62

Wheel and Track Drives Planetary Hub Drives Planetary Hub Drive Application Expanding full range of planetary hub drives for tracked vehicles Leveraging Brevini, ODS, and Spicer technology and brand reputations Expands the addressable market to cover a full range of uses from small utility applications to large heavy-duty equipment Utilize Asian and European footprint to expand market reach and gain share Capitalize on ODS strength in high-volume small and compact tracked / wheeled applications Small and compact applications are best suited for electrification, putting Dana in a strong position to capitalize on this trend

Advanced Motion Systems Slew Drive and Winch Application Motion systems allow Dana to provide new integrated solutions to existing driveline customers Systems include controls and valves, motors, pumps, slew drives, and winches Hydraulically and electrically powered technology Deliver greater value to customers by selling motion systems with drive systems, allowing performance to be optimized between the two

Transmission Separator Plates Allows high-efficiency CVT and double clutch transmissions to achieve required higher pressure levels and eliminate leaks Applicable for electric vehicle transmissions that require better sealing solutions for high operating pressures Requires fewer bolts to assemble transmission, leading to less complexity and lighter weight Tighter seal allows use of smaller oil pumps, leading to lower cost, less weight, and smaller packaging High-Efficiency Transmission Application

Software-Controlled Driveline 2019 Edge Offers fuel economy of FWD with safety and control of AWD through a disconnecting driveshaft Significant content per vehicle (CPV) increase for sedan, CUV, and SUV as FWD architecture augmented by driveshaft and rear axle Full systems solution, including front and rear disconnect and software controls Designed for fuel efficiency with a low- viscosity lubricant In production with Ford in North America and soon to be launching in China Automatic AWD Disconnecting System Application

Enhanced Off-Highway Drivelines TBD Independent suspension axles with hydraulic actuation that deliver tailored levels of technology by region and customer Allows regional customers to improve quality, reliability, and technology to compete with global competitors Scalable to meet the needs of a vast array of different applications (25 hp to 500 hp) Modular to allow for commonality of components across platforms and to leverage scale Transferable technology across off-highway market segments Modular Independent Suspension Application Tiered Final Assemblies Common Components Low Standard High Level of Content

Advanced Transmissions Transmissions distribute power for driving functions and motion systems of the vehicle Offering multiple technologies to meet different performance requirements and fuel-efficiency standards Dana Rexroth, a JV in Europe with Bosch Rexroth, produces hydromechanical variable transmissions that improve fuel efficiency and productivity for off-highway customers All off-highway transmissions can be specified with Spicer electronic control systems to further enhance performance Off-Highway Vehicle Applications Hydrodynamic Hydromechanical Hydrostatic

GOOD AS NEW CHANGE IN 3,500 MILES CHANGE IN 10,000 MILES SLIGHT TREAD WEAR REPAIR IMMEDIATELY Digital Service Offering TBD Cloud-based tire maintenance and management software that digitizes traditional manual process Real-time alerts enable proactive fleet management and improved total cost of ownership Utilizes live dashboarding for fleet management Available on multiple technology platforms More than 10,000 trucks on the road currently using application Descriptive and predictive analytics alert to failure before it happens Tire Analytics SaaS Application Select Customers Over 10,000 trucks on the road

Increase Content Through Innovation

Engine Downsizing: 2018-2023





≤4 Cylinders ↑ 10%

>4 Cylinders ↓ 13%

AWD Adoption




+20%
10M
12M
2018
2023

Engine **downsizing**, driveline **enhancement** offer significant opportunity

Component Digitization


Control
Sensors
Integration
Main Body Control Valve
Hydraulic Components and Hoses

Digitally enabling our physical products is driving **higher CPV**

Vehicle Management



Load Monitoring



Digital solutions provide **new growth vector**

Delivering innovative solutions yields market expansion and higher CPV

Source: IHS

© 2019 Dana
70

Dana Investor Day New York, NY – March 11, 2019 Electrification – The future of vehicle propulsion

Brandon Boyle Partner Automotive Competence Center Detroit, MI

© 2019 Roland Berger LLC. All rights reserved. Disclaimer. The information on this slide including without limitation all projections and estimates and any oral discussion concerning same (collectively, “Information”) may not be stripped of any protection, used, or relied upon, in whole or in part, for any purpose other than as expressly authorized in advance in writing by Roland Berger LLC (“RB”). While the Information is believed to be accurate, RB has not verified the accuracy of information it has obtained from any source. Accordingly, RB makes no representation, warranty, or other assurance, express or implied, as to the accuracy or completeness of the Information, or that any projections or estimates will be realized in the future. Neither RB, its affiliates, nor any of their respective members, partners, directors, officers, employees, or agents shall incur any responsibility or liability whatsoever to any party concerning in any way the Information. Disclaimer

Electrification – The future of vehicle propulsion Focus of today's discussion What are the drivers of electrification? How will the drivers manifest regionally and by segments? What are the key capabilities and components for an e-propulsion system? How will the roles in the value chain shift over time? >>>>>>>>> >>>>>>>>>

Market drivers

The global adoption of electrified propulsion is being driven by a combination of factors

Global drivers of electrification

Regulation

> Emission / fuel consumption targets
> Minimum xEV shares (e.g. CARB ZEV regulation)
> City access limitations (e.g. London, Paris)
> Potential fast policy shift in China

Customer pull / Total Cost of Ownership

> Subsidies & taxation (fuel and vehicle)
> Vehicle registration advantages for xEVs (e.g. License plate access in Chinese cities)
> Special rights (e.g. usage of car sharing lanes in US)
> TCO advantages for fleets (esp. CV)

Technological advancements

> Ramp-up of battery production induces low battery prices
> Automated driving enabling new business models (Robocab)

Charging Infrastructure

> Charging infrastructure developments
> LV is fastest developing with OEM support
> Promise of faster charging speeds


Electrified propulsion systems
2023
2017
~12.8 m
~1.8 m

Source: Roland Berger

75

The percentage of electrified vehicles is growing in all vehicle segments 13.2 0.6 0.6 0.6 59.8 1.4 56.1 1.7 62.3 1.3 0.3 12.3 0.4 12.9 0.4 0.2 0.2 0.2 Electrified vehicles (FH/PHEV/BEV/FCV) xx Total sales volumes, Units [EU, NA, CN] Passenger vehicles1) (PV) Heavy Duty Trucks (HDT)3) Light Trucks2) (LT) Buses3) Medium Duty Trucks (MDT)3) Off- Highway (OH)4) 1 2 3 4 5 6 Total volumes and electrification by segment [m units, %] 1) Vehicle segments A/B/C/D/E excluding large vans (C/D/E) and large MPVs (D/E); 2) Mini/Compact/Full-Size Full-Frame vehicles and large unibody vehicles – Vans (segments C/D/E) and MPVs (segments C/D); 3) CV volumes included for North America, EU & China; 4) OH figures are global and include construction equipment and mining vehicles with high-voltage propulsion systems Source: IHS, STM, Roland Berger Market drivers

Region and segment development

Roland Berger

The Light Truck segment is expected to develop slower than the broader LV segment – Regulation and customer pull are driving pace of change

Light trucks

Drivers

Driver	Details
Regulation	> CAFE standards & min. xEV quotas (CARB) > City access limitations (e.g. London, Paris, Shanghai) > EU CO_2 emission reduction targets for LCV in place (2020 target 147 g/km of all new LCVs)
Customer pull / TCO	> NA demand is highly TCO driven > EU is being driven by high fuel costs > CN market reacts mainly to regulation > Environmental consciousness
Technological advancements	> JP/KR players leading in electrification, specifically battery system and cell development > NA/EU on similar tech. level with e-motors and high voltage power electronics > CN applies simpler system solutions
Charging Infrastructure	> EU building up dense charging network > CN strong governmental support for network dev. > NA high demand to create framework conditions


NA
EU
CN

BEV/Hybrid forecast[1] [000 units]


Percentage electrified, 2023
669
180
214
275
237
111
47
79
60
28
18
14
2017
2020
2023
China
4%
Europe
7%
North America
6%

1) Mini/Compact/Full-Size Full-Frame vehicles and large unibody vehicles – Vans (segments C/D/E) and MPVs (segments C/D);

Source: IHS, Roland Berger

77

Total Cost of Ownership is the main driver for MDT xEV adoption across regions, supported by incentives – City regulation as additional driver 17% 13% 8% Medium Duty Trucks Percentage electrified, 2023 Source: IHS, Roland Berger Region and segment development Drivers CN EU NA Fuel economy targets in NA and China; EU targets under development City low/zero-emission driving restrictions expected in EU and China Some fleets in US and EU have adopted xEV to convey green image Incentives stimulate sales in certain states and applications in NA (e.g. vocational and municipal trucks) Fleet TCO reduction as driver for specific applications in NA and EU MDT will charge usually at the depot No need for public charging infrastructure CN mainly focused on technology leadership in bus, but expected to aim for drivetrain leadership NA/EU OEMs and suppliers developing similar concepts (share characteristics with bus concepts) Regulation Customer pull / TCO Charging Infrastructure Technological advancements BEV/Hybrid forecast [000 units]

Within the HDT segment, Total Cost of Ownership benefits apply only to selected niche applications in North America and Europe BEV/Hybrid forecast [000 units] Drivers CN EU NA Fuel economy targets in NA and China can be met without xEVs; EU is discussing framework CO2 targets are being set in all regions with nuances in timing and targets by region Targeted regulation for niche application in US Incentives stimulate sales in certain states in US Strong xEV incentives in China Fleet TCO reduction as driver for selected applications in NA and EU (e.g. mild hybrid trucks) Charging infrastructure is limited and is currently managed by fleets or OEMs CN mainly focused on technology leadership in bus, but expected to aim for drivetrain leadership NA/EU OEMs and suppliers developing similar concepts (share characteristics with bus concepts) Percentage electrified, 2023 4% 4% 5% Source: IHS, Roland Berger Analysis Heavy Duty Trucks Region and segment development Regulation Customer pull / TCO Charging Infrastructure Technological advancements

Growth of xEV buses is driven by subsidies in China – Significant upside potential based on evolving city regulations in EU Source: IHS, Roland Berger Buses Percentage electrified, 2023 74% 39% 31% Region and segment development BEV/Hybrid forecast [000 units] Drivers CN EU NA Fuel economy targets in NA and China can be met without xEVs; No FE targets yet in EU City low/zero-emission driving restrictions in EU and some US states, and expected in China Incentives boost BEV sales in China; Incentives stimulate sales in certain states in NA Fleet TCO reduction as long-term driver for BEV in NA and EU (once battery cost comes down) Bus will charge usually at the depot overnight or as "opportunity charging" along the route Charging infrastructure will be built up by bus operator CN desires to lead in drivetrain technology to leapfrog Western OEMs – Currently simpler technological solutions NA/EU OEMs on similar technology levels Regulation Customer pull / TCO Charging Infrastructure Technological advancements

Region and segment development

Roland Berger

Adoption of OH xEV is expected in select applications

Off-Highway

Drivers

Driver	Description
Regulation	> City regulations on pollution & noise not yet in place but could evolve – Would mainly impact compact CE and selected MH equipment (e.g. AWP)
Customer pull / TCO	> Key driver in absence of regulation – Savings potential strongest for UM (for costly ventilation) > Some interest developing for AWP & CE (compact equip.) – Limited for AG (auxiliaries, self-propelled)
Technological advancements	> Solutions available for UM and AWP > Players still figuring out optimal architectures across segments
Charging Infrastructure	> Limited influence due to fragmented vehicle distribution and lack of ability to leverage on-road infrastructure (charging units need to be localized)

NA EU CN



Subsegment trends

Subsegment	Trends
Construction Equipment	> Required battery size and cooling need limits application > Hydraulics remain primary power of auxiliary functions > Potential electrification of compact equipment
Agriculture	> First electrification expected on hydrostatically driven vehicles as well as auxiliaries and power boost systems > Electric powered front axle a potential next step > Full electric vehicles not expected mid-term
Mining	> Applications such as underground mining expected to see some level of electrification (eliminates need for costly ventilation of mines) > Many companies have full electric offerings for underground equipment (Atlas Copco, GE, etc.)
Material Handling	> High share of indoor forklifts already electrified – Fuel cells are a niche alternative > Hybrid and full electric boom lifts already offered by customers

Electrification outlook



Source: Roland Berger

81

It will be important for OEMs and suppliers to carefully manage the transition period to xEV Today Future Transition period Downturn ICE Development dynamics xEV Production volume ICE: Internal Combustion Engine EV: Electric vehicle Transition development Value chain shift Source: Roland Berger

Value chain shift

OEM and supplier domain focus will shift over time with suppliers gaining significant share of value-add in propulsion systems

Shifts within the value chain [share of value add in %]


Chassis
Supplier
78%
85%
22%
15%
Manufacturer
Body structures
Manufacturer
94%
59%
6%
41%
Supplier
Propulsion
Supplier
64%
51%
49%
36%
2010
2015
Manufacturer
Electrics/ Electronics
Supplier
84%
84%
16%
16%
Manufacturer
Actuals Manufacturer
Forecast Manufacturer
Actuals Supplier
Forecast Supplier

- > Most **mechanical products** are already manufactured by suppliers
- > **Investment-intensive manufacturing structures** will continue to be shouldered by the OEMs
- > The **added value of conventional drive technology** will continue to shift to suppliers
- > **E-drives** do not provide enough value added to OEMs to compensate for the loss from ICE
- > OEM will increasingly take care of system integration and expand its **electrics / electronics** as a field of competence

Source: Roland Berger

83

Supplier participation models

While suppliers will take a more prominent role in the value creation of xEV systems, it will largely depend on OEMs' strategies

Participation construct in electrified propulsion systems


Components
Modules
Systems
Vehicle
Vehicle control unit
Rotor
Stator
Cooling
Reduction gears
Shift sensor
Shift actuator
Transmission
Electric Motor
Power Electronics
Power Electronics
Reduction Gearbox
Electric Motor
Other mechanical parts:
Axles, half shafts, propshafts
IC engine
Hybrid transmission
Fuel system
Battery system
EDU / E-axle
Auxiliaries
Integrated vehicle powertrain
Value chain scenarios
Tier 2
Tier 3
Tier 3+
Tier 1
Tier 2
Tier 3
OEM
Tier 1
Tier 2
OEM
OEM
Vehicle integrator

Source: Roland Berger

84

A range of motors (low and high voltage) and power electronics will be required to serve the full range of applications and vehicle architectures 3 000 3 500+ 150 200 250 Continuous Power [kW] 50 100 E-motor power and torque range by segment – Illustrative 500 1 000 1 500 2 000 2 500 Torque [Nm] Source: Roland Berger Supplier participation models

Implications for suppliers The development of electrification is happening across all mobility markets – while passenger car is the largest xEV segment there are applications within commercial vehicle and off-highway with higher levels of adoption Regulations and customer pull are driving the development of the xEV market more than technology and infrastructure – clear nuances exist between vehicle segments and regions In order for a supplier to provide the propulsion system to OEMs, competencies in gearbox, e-motors, and power electronics design and integration will be required Those with system-level integration capabilities will be able to provide more efficient systems and value to OEMs Source: Roland Berger The increase in xEV and the corresponding downturn in ICE systems is driving a change in OEM sourcing behavior – suppliers projected to play a more prominent role in propulsion systems Suppliers that have not yet built or acquired these competencies will find it difficult to build them organically given the constraints on resources and the pace of change

Lead Electric Propulsion Boost Propel Drive Hybrid Electric Vehicle Lead Electric Propulsion 5 Develop and deliver fully integrated e-Propulsion systems to capture opportunity to double CPV as core markets shift from internal combustion engines to electric propulsion

Double Content Through Electrification


Power Electronics
DANA
SPICER
ELECTRIFIED WITH tm4
Motors
Mechanical

Electrification creates **significant opportunity** in driveline

~585
million customer km driven with TM4 motors

~12,000
vehicles on the road today

300+
electrification-focused engineers

Leverage **deep expertise** in electrifying our core markets…


Bus Production by Powertrain
62%
10%
28%
49%
14%
37%
40%
17%
43%
ICE
xEV
EV
2019
2022
2025

…because EV adoption is happening **faster than anticipated**

© 2019 Dana 90

Wide Range of Vehicle Segments Target Electrification Segments Low-voltage segments tend to require smaller packaging, lower costs, and greater maneuverability High-voltage segments tend to require higher torque, greater range, and low-voltage auxiliary systems While some of these segments will adopt electrification later than others, Dana is positioning itself to be on the forefront of providing e-Propulsion solutions Low Voltage High Voltage

Electrodynamic Technology Low Voltage Dana offers motors and power electronics for both low-voltage and high-voltage applications Lower-voltage power electronics are integrated into one unit, while higher-voltage inverters and controllers are separate Dana offers a range of electrodynamic products, allowing them to be tailored to the end-market application for improved performance Motor & Inverter Portfolio Synchronous Induction Induction Inverter CO300 9 Phase Inverter CO200 6 Phase Inverter CO150 3 Phase Inverter Integrated Inverter Permanent Magnet High Voltage

Electric Motor Topology

Induction

Copper Wire


STATOR
ROTOR

Vehicle auxiliaries and traction for low-speed electric vehicles

- 2 - 40 kW
- Round-wire copper design
- Extremely reliable, low-cost solution

Synchronous Reluctance

Synch. Reluctance



Vehicle auxiliaries

- 15 - 25 kW
- Brushless, magnet-free design
- Improved cost performance and efficiency over induction motors

Synch. Reluctance Internal Permanent Magnet



Traction for low-speed vehicles

- 20 - 76 kW
- Brushless, magnet design
- More cost-effective traction solution than permanent magnet motors

Permanent Magnet

Rare Earth Metals





Traction for passenger cars through off-highway vehicles

- 4 - 250 kW
- Round and rectangular wire designs
- Highest power density
- Available in both external and internal rotor designs

Cost Effectiveness → **Power & Efficiency**

© 2019 Dana
93

Power Electronics Topology

Low Voltage Inverters

TAUTRONIC Inverters



Small OH traction and pump functions

- 1.5 - 70 kW
- Most advanced control algorithm for high efficiency and high performances Synchronous Reluctance and Permanent Magnets motors
- SME power modules for the best power/volume ratio in the market

SCHWARZMULLER Inverters



Automatic Guided Vehicles and CV auxiliary functions

- 1.5 - 70 kW
- State of the art control algorithm for induction motors control
- Specific hardware and software for application in autonomous vehicles and Electro-Hydraulic Power Steering

High Voltage Inverters

Inverters



CO150 CO200 CO300

LV, CV, and larger OH machines

- 150 - 350kW
- TM4 "Reflex" technology optimizes motor control
- Tailored to application based on in-depth market knowledge, enabling optimized performance

Low Voltage → **High Voltage**

PLUS1 is a registered trademark of Danfoss

© 2019 Dana
94

Electric Propulsion Product Portfolio

DANA

Technology Solutions

Mild hybrid | **Plug-in Hybrid Electric Vehicle (P/HEV)** | **Battery Electric Vehicle (BEV)**

Power Electronics
tm4 DANA · SME



Hybrid Transmission
GRAZIANO Transmission Systems



Hybrid Axle
GRAZIANO Transmission Systems



Independent e-Axle
DANA · SPICER ELECTRIFIED WITH tm4



Direct Drive
tm4 DANA



e-Drive Unit
DANA · SPICER ELECTRIFIED WITH tm4



Rigid e-Axle
DANA · SPICER ELECTRIFIED WITH tm4



Wheel Drives
DANA · SPICER ELECTRIFIED WITH tm4
Ashwoods ELECTRIC MOTORS · SME
FAIRFIELD Custom Gears and Drives



Vehicle Applications

Recreational



Club Car

Utility



Taylor Dunn

Passenger Car



Bolloré Blue Car

Material Handling



BYD 1.6T & 2.5T

City Delivery



Zenith Electric Van

Light Truck



Under Development

Medium Duty



Workhorse

Heavy Duty/Bus



Karsan ATAK minibus

Mining Truck



Sandvik DD422iE

© 2019 Dana 95

Electrification Product Applications Mild hybrid Battery Electric Vehicle (BEV) Plug-in Hybrid Electric Vehicle (P/HEV) Technology Solutions Independent e-Axle Hybrid Axle Wheel Drives Hybrid Transmission Power Electronics Direct Drive e-Drive Unit Rigid e-Axle P0 / P1 P2 / P3 P3.5 P4 Architecture Types

Power Electronics Mild Hybrid Inverters and software that provide start/stop functionality via an integrated starter generator for mild hybrid and hybrid vehicles Targeted toward commercial-vehicle segment, including buses and trucks Product is compatible with current ICE and hybrid architectures, allowing for easy integration Enables OEMs to better meet environmental regulations Heavy-Vehicle Application

Battery Electric Power Electronics SME acquisition positions Dana to offer low-voltage auxiliary systems, expanding content in key end markets Includes motors and inverters for electronic hydraulic power steering, lift pumps, and e-Compressors for braking and climate systems Focused on commercial-vehicle and smaller off-highway applications (e.g. aerial work platforms, material handling) Opportunity to target emerging new mobility segments, such as low-speed electric vehicles Allows Dana to sell a full system of drive and auxiliary products, which can be optimized for performance and efficiency Transportation Application

Hybrid Transmission Automated high-efficiency drive unit with integrated hybrid module and electric motor in P2 or P2.5 layouts Targets front or mid-engine extended range hybrid passenger cars Developed with a modular approach to reduce one-off designs Full hybrid functions including: Engine cranking Kinetic engine recovery Electric boost Full electric drive Hybrid drive Charging from stand still High-Performance Application Hybrid

Hybrid Axles Hybrid Unique solution for rear-wheel-drive high-performance vehicles Efficient torque management to meet varying driver requirements Provides 150kW of instant power and reduces fuel consumption up to 20% Functionalities include full electric mode, energy recovery mode, and boost mode Capitalizes on emerging hybrid segment by offering acquired electrification solution for existing Dana customer base High-Performance Application

Independent Electric Axle Adds secondary electric axle to a front- wheel-drive hybrid vehicle, creating AWD capability without adding mechanical connections Option for torque vectoring e-Axle that scales from traditional axle products Target applications include CUV and SUV market to achieve on-demand all-wheel-drive functionality with an electrified solution E-Axles allow for improved vehicle integration, optimized packaging, and weight reduction Provides OEMs with the flexibility to integrate into hybrid or battery electric architectures CUV and SUV e-AWD Application Hybrid

Independent Electric Axles CUV and SUV e-AWD Application Dual torque vectoring independent e-Axles provide full electric propulsion Additional content in AWD configuration Offers Dana opportunity to target core light commercial-vehicle market and further expansion into electrified products for passenger car market Fewer mechanical components result in reduced maintenance costs Positions Dana to win content with OEMs, who are attracted to high-performance attributes Battery Electric

Battery Electric Electric Direct Drive Direct drive motors where an electric motor directly interfaces with a traditional axle and driveshaft to power the vehicle Allows OEMs to immediately electrify an existing chassis Maximizes Dana content by adding electric components to mechanical system Targets commercial-vehicle customers such as medium-duty trucks and buses Lowers maintenance cost by removing internal combustion engine Urban Transport Application

Electric Drive Unit Battery Electric Electric-drive systems for growing low speed electric-vehicle market Targets fully battery-electric small passenger and utility vehicle market Enables access to high-growth market of new mobility for city transportation and utility-vehicle market Emerging Indian market opportunity to supply small commercial-vehicle segment and low-speed electric vehicles through existing joint ventures Offering variety of solutions from software- controlled torque vectoring to locking differentials Low Speed Electric Vehicle Application

Battery Electric Rigid Electric Axles Electric motor is fully integrated into the axle; combines all functions of the engine and transmission into the drive axle Applications in all mobility segments; currently targeting commercial vehicle bus, medium-duty truck, and off-highway end markets Compact design saves weight for more efficient operation Opportunity to take advantage of smaller packaging and gain flexibility in design of other aspects of the vehicle Urban Transportation Application

Battery Electric Rigid Electric Axles Full-Frame Truck Application Electric motor is fully integrated into the axle; combines all functions of the engine and transmission into the drive axle Applications in the full-frame truck market, including pickup trucks and light commercial vehicles Compact design saves weight for more efficient operation Opportunity to take advantage of smaller packaging and gain flexibility in design of other aspects of the vehicle Replacing Ghosted Vehicle

Wheel-End Electric Drives Electric motor connected directly to wheel drives Integrate ODS and Brevini product portfolio into Dana's system approach to penetrate new markets Allows Dana to capitalize on two rapidly growing off-highway segments: construction and material handling Leverage acquired motor technology for electric mini and small excavators High-efficiency motors and wheel drives allow for more efficient packaging and larger batteries Can offer both front drive axles and rear steer axles electrified with SME content Material-Handling Application Battery Electric

Motion Electric Systems Deliver greater value to customers by selling electrified motion systems with drive systems, as performance can be optimized between systems Integrate ODS' product portfolio into Dana's system approach to enter new markets Leverage acquired motor technology for electric mini and small excavators Motion systems can also be combined with Brevini power packs that convert electric power into hydraulic pressure Slew Drive, Power Pack, and Controls Application

Battery Cooling Thermal management is a critical function in all hybrid and electric vehicles Battery solution provides both cooling and heating functionalities Numerous patented designs that optimize the temperature distribution across the cold plate Utilizes a proprietary and flux-free aluminum brazing technology Long® ThermaTEK™

Electronics Cooling Electronics thermal management is increasingly critical as quantity and performance requirements of electronics multiply due to electrification and autonomous driving Dana developed a unique solution that provides two-sided chip cooling that optimizes heat transfer and durability Unique production process allows for weight and cost reduction Solution is an industry-first technology and a PACE Award finalist Long® ThermaTEK™

Hydrogen Fuel Cells Victor Reinz® Hydroseal™ Fuel cells expected to become more relevant as adoption increases over next 15+ years, specifically in mass transit segment Fuel-cell capabilities provide the flexibility to address core market needs regardless of energy source Co-developing future solutions with key OEMs Currently a market leader in bi-polar plates, having supplied both metallic and composite plates Experience in both metallic and composite solutions gives Dana flexibility to provide both solutions as OEMs standardize their offering

Double Content Through Electrification



Power Electronics
DANA
SPICER
ELECTRIFIED WITH tm4
Motors
Mechanical

Electrification creates **significant opportunity** in driveline

~585
million customer km driven with TM4 motors

~12,000
vehicles on the road today

300+
electrification-focused engineers

Leverage **deep expertise** in electrifying our core markets…

Bus Production by Powertrain



62%
10%
28%
49%
14%
37%
40%
17%
43%
ICE
xEV
EV
2019
2022
2025

…because EV adoption is happening **faster than anticipated**

Electrification yields more than $100 million of sales today

© 2019 Dana
112

Leverage The Core 1 Drive Customer Centricity 2 Expand Global Markets 3 Deliver Innovative Solutions 4 Lead Electric Propulsion 5

Financial Summary

Enterprise Strategy Financial Impact 4 1 2 3 $700M backlog 2019-2021 5 $500M sales in 2023 Embedded Multi-Market Cost Synergies $175M $200M+ Outsourcing 2018 2023

Electrification Leadership Evolution

2018[1]

Engineering Spend

Engineering Spend: ~3% of Total Sales



EV
~12%
Traditional
~88%

Addressable Electrification Market[2]



Light-Duty Truck
1%
Medium-Duty Truck
5%
Heavy-Duty Truck
2%
Off-Highway
<1%
Dana Weighted Avg.
EV
1%

Electrification Sales

~$100M
EV Sales



EV
~1%

2023

Engineering Spend

Engineering Spend: ~3% of Total Sales



EV
~25%
Traditional
~75%

Addressable Electrification Market[2]



Light-Duty Truck
5%
Medium-Duty Truck
12%
Heavy-Duty Truck
4%
Off-Highway
3%
Dana Weighted Avg.
EV
5%

Electrification Sales

~$500M
EV Sales



EV
~5%

1. Dana metrics pro forma for acquisitions. 2. Light-duty truck based on mini/compact/full-size full-frame vehicles and unibody vehicles; CV volumes based on North America, EU, and China; OH volumes global and include construction equipment and mining vehicles with high-voltage propulsion systems.

© 2019 Dana
116

2019 Guidance vs. 2016 Original Targets 2019 Sales 2019 Adjusted EBITDA 2019 Adjusted Free Cash Flow 2019 Diluted Adjusted EPS $ in millions $ in billions $ in millions +$2.4B Delivering dramatically improved financial results compared to targets provided at 2016 Investor Day Augmented by strategic M&A investments Expecting to meet 2019 adjusted free cash flow target from 2016 Investor Day before impact of ODS integration Improved EPS outlook largely driven by profitability expansion +35% +32% On Target +36% +$275M +$0.85 See appendix for comments regarding the presentation of non-GAAP measures

Key Financial Metrics Trends

- 2019 includes 10 months of ODS, with synergies actions completed through 2020
- Forecasted market growth and new business attainment expected to drive sales exceeding $10B by 2023
- 200 bps of EBITDA margin expansion from 2015 to 2020T
- 2019T adj. free cash flow projected at ~4% of sales prior to ODS impact of ($60M)
- Expecting to reach 5% adj. free cash flow goal by 2020 and drive ~$2B of FCF generation through 2023
- EPS growth continues to outpace profit growth due to prudent balance sheet management

Sales



$ in billions
+$3.2B / 9% CAGR
~$10.0+
$6.1
$5.8
$7.2
$8.1
~$9.2
~$9.3
+/-2%
+/-3%
+/-5%
2015A
2016A
2017A
2018A
2019T
2020T
2023E

Adjusted EBITDA



$ in millions
% Margin
+200 bps
$652
$660
$835
$957
~$1,125
~$1,180
10.8%
11.3%
11.6%
11.8%
~12.3%
~12.8%
+/-4%
+/-5%
2015A
2016A
2017A
2018A
2019T
2020T
2023E

Adjusted Free Cash Flow[1]



$ in millions
Pre-ODS
% Margin
+300 bps
~$2B
'19T-'23E
$146
$62
$161
$243
~$335
~$275
~$465
2%
1%
2%
3%
~4%
~3%
~5%
+/-25 bps
+/-50 bps
2015A
2016A
2017A
2018A
2019T
2020T
2023E

Diluted Adjusted EPS



~2x / 14% CAGR
$1.74
$1.94
$2.52
$2.97
~$3.20
~$3.40
+/-20¢
+/-25¢
2015A
2016A
2017A
2018A
2019T
2020T
2023E

Note:. A=Actual; T=Target; E=Estimate
1. 2019T adjusted FCF excludes pension termination impact

See appendix for comments regarding the presentation of non-GAAP measures
© 2019 Dana
118

2020 Growth Drivers Backlog Conversion Market Demand Commodity Costs ➨ Cost Synergies ➨ ➨

2019-2021 Sales Backlog: $700 Million Backlog positions us to outperform market through 2021 Backlog includes booked incremental new business net of any lost replacement business Backlog is incremental to 2018 sales, holding both foreign currency exchange rates and vehicle production volumes constant Delivering positive backlog in all business units across all major customers and regions Region Customer Segment +$350 +$200 +$150 $ in millions Key Customers +$50 Added to Prior Backlog New Growth Sustained Prior Backlog ➨

2020 Mobility Market Demand Outlook North America South America Overall Dana Impact ($200M) Asia Pacific Europe Off-Highway Light Vehicle Commercial Vehicle Full Frame Truck Medium Duty Heavy Duty Agriculture Construction Mining YoY ∆ Legend <+3% >(3%) Flat Primary Third-Party Sources <(3%) >+3% ➨

Prices in all key commodities have increased faster than projected at previous Investor Day Driving $300M+ cost headwinds expected through 2019, with nearly $100M impacting profitability Forecasting modest cost reductions in 2020 – price give-backs provide ~25 bps of Adjusted EBITDA margin improvement Commodity Costs Outlook $ in millions Positive Change Negative Change Adjusted EBITDA Sales Commodity Cost Changes Market Prices $300M+ Cost Headwinds Today's Outlook Steel Aluminum Specialty Steel Delivered 100 bps profit margin expansion in spite of commodity costs See appendix for comments regarding the presentation of non-GAAP measures ➨

2020 Sales and Profit Changes

- Organic sales likely to remain flat as softening of market demand will be offset by conversion of sales backlog
- ODS is expected to accrete ~$140M of sales and ~$40M of profit, mainly due to a full year of results plus cost synergies, and will deliver half of the margin expansion required to achieve the long-term profit margin target
- Commodity costs need to only decline by $50M in order to provide the other half of the margin expansion



Full Year
Positive Change
Negative Change
Sales
Adjusted EBITDA
~$9.2B
~$1,125M
12.3%
Backlog ~$200M
~Flat
Market ~$(200)M
~$140M
~$40M
~+25 bps
~Flat
~$15M
~$(35)M
~+25 bps
~$9.3B
~$1,180M
12.8%
2019T
Organic Growth
oerlikon drive systems
Currency
Commodities
2020T

ODS cost synergies and commodity cost reduction = +50 bps

See appendix for comments regarding the presentation of non-GAAP measures
© 2019 Dana
123

2020 Adjusted FCF Growth Drivers

- Expecting 200 bps of adjusted FCF margin expansion at midpoint of range, from profit growth, reduction in one-time costs, and working capital investment versus 2019T
- 2020T includes full year of ODS versus 10 months in 2019, as well as realization of the majority of synergies actions
- ODS capex expected to normalize in 2020

Changes Versus 2019T

$ in millions

	2019T	2020T	2020T B / (W) than 2019T
Adjusted EBITDA	~$1,125	~$1,180	~$55
One-Time Costs	~(95)	~(40)	~55
Interest, net	~(105)	~(110)	~(5)
Taxes	~(185)	~(185)	~0
Working Capital / Other	~(50)	~0	~50
Capital Spending	~(415)	~(380)	~35
Adjusted Free Cash Flow	~$275	~$465	~$190
% Margin	*~3.0%*	***~5.0%***	*+200 bps*

Adj. FCF margin up significantly with normalized ODS & working capital

See appendix for comments regarding the presentation of non-GAAP measures
© 2019 Dana
124

2023 Sales Potential Market and new business growth to propel sales to ~$10B+ Third-party sources forecasting overall growth in addressable markets Current secured backlog balance scheduled online in 2021 – assumes future 2022-2023 backlog will be in line with 2021 Anticipating electrification sales growth to ~$500M by 2023 through legacy Dana, as well as acquired solutions: ODS, TM4, SME New Business Growth ~Flat Third-Party Forecasts

Managing Through the Cycle

- Proven and consistent track record of generating new backlog growth
- Strong backlog already established three years forward
- Diversification across end markets and regions lessens impact of softness in any one sector
- Embedded cost synergies and flexibility to abate capital spending provide additional cash flow management
- Long-term adj. free cash flow goal still largely achievable even if a downcycle is endured

Cycle Mitigating Factors

Robust Backlog



$ in millions
+$350
+$50 Added to Prior Backlog
$350
+$200
Sustained Prior Backlog
$550
+$150
New Growth
$700
2018 Base
2019
2020
2021

Well-Diversified Business Mix



Off-Highway
Commercial Vehicle
Light Vehicle

Recent Case – 2013-2016

Sales



$ in billions
$6.8
$0.8
$0.2
$5.8
$6.6
$0.6
$0.1
$5.9
$6.1
$0.1
$6.0
$5.8
$5.8
2013
2014
2015
2016
Sales at Constant Currency
Divested Operations
Currency Impact

- ↓ Class 8 markets declined ~10% in 2015 and ~30% in 2016
- ↓ OH markets declined mid-single-digits through the cycle
- ↑ Significant growth in LV markets
- ↑ LV backlog growth offset majority of market impacts
- ↑ Power Technologies market volumes and backlog both achieved strong growth
- **Maintained overall organic sales** through cycle on constant currency basis

© 2019 Dana 126

Capital Allocation

- Anticipating cumulative adj. FCF of ~$2B for 2019T-23E
- Includes capex at normalized levels of ~4% of sales, as largest programs have refreshed
- Pragmatically reducing debt and pension liabilities
- Shareholder return will be combination of dividend payments, and share repurchases or more attractive M&A opportunities
- Well-positioned to deliver long-term growth from recent EV acquisitions
- Attractive adj. FCF profile and consistent de-levering will generate investment grade credit metrics

5-Year Illustrative Capital Allocation

Cumulative Adj. FCF ~$2B


Discretionary Pension Contribution
Share Repurchases / Disciplined M&A
Debt Repayment
Dividends

Further strengthening balance sheet and enhancing shareholder return

See appendix for comments regarding the presentation of non-GAAP measures
© 2019 Dana
127

Capital Structure Debt Capital 2019T debt includes acquisition financing for ODS Planning to designate majority of 2019 free cash flow for discretionary pension termination Forecasting substantial paydown of term debt related to ODS in 2020 Expect robust long-term free cash flow profile to allow for further paydown of debt Projecting de-levering to achieve investment grade credit metrics Liquidity ($B) Net Leverage $ in millions

Investment Highlights Global Presence 1 Substantial Free Cash Flow Generation Broad Customer Base Elevated Capital Returns Strong Balance Sheet Leading Technology Solutions Significant Sales Backlog Dramatic EPS Growth 2 3 4 5 6 7 8

The preceding slides refer to adjusted EBITDA, a non-GAAP financial measure which we have defined as net income before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense and, non-service cost components of pension and other postretirement benefits (OPEB) cost and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Diluted adjusted EPS is a non-GAAP financial measure which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income attributable to the parent company, excluding any nonrecurring income tax items, restructuring charges, amortization expense and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP. Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities excluding voluntary pension contributions, less purchases of property, plant and equipment. We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Adjusted free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP. Adjusted Free cash flow may not be comparable to similarly titled measures reported by other companies. Please reference the “Non-GAAP Financial Information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented on our website are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. Non-GAAP Financial Information